AMENDED AND RESTATED
PURCHASE AND SALE AGREEMENT

BY AND BETWEEN

HALLADOR PETROLEUM COMPANY
(a Colorado corporation)

and

[______________]
(an individual)

with respect to

SUNRISE COAL, LLC
(an Indiana limited liability company)

Dated

As of July  , 2008

DB2/20755110.1

AMENDED AND RESTATED
PURCHASE AND SALE AGREEMENT

This Amended and Restated Purchase and Sale Agreement (this “Agreement”) is made and entered into as of July __, 2008, by and between [____________] (“Seller”) and Hallador Petroleum Company, a Colorado corporation (“Purchaser”).

RECITALS

WHEREAS, Seller and Purchaser are each members of Sunrise Coal, LLC, an Indiana limited liability company (“Sunrise”).

WHEREAS, Seller and Purchaser and the other members of Sunrise are each a party to the Amended and Restated Operating Agreement of Sunrise dated as of July 31, 2006 (the “Operating Agreement”).  Capitalized terms used and not otherwise defined herein shall have the meaning provided in the Operating Agreement.

WHEREAS, Seller and Purchaser previously entered into a Purchase and Sale Agreement wherein Seller agreed to sell and Purchaser agreed to purchase certain membership interests held in Sunrise by Seller and certain promissory notes issued by Sunrise in favor of Seller.

WHEREAS, Seller and Purchaser have determined that the Purchase and Sale Agreement should be amended and restated to more accurately describe the assets which Seller will sell and which Purchaser will Purchase.

WHEREAS, Seller desires to sell to Purchaser and Purchaser desires to purchase from Seller (i) the Common Units and percentage of membership interest in Sunrise held by Seller as set forth opposite the name of Seller on Exhibit A (the “Interest”) and (ii) an equal percentage of the Unreturned Capital Balance held by Seller equal to the amount as set forth opposite the name of Seller on Exhibit A (the “Unreturned Capital Balance”).

NOW, THEREFORE, in consideration of the promises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

ARTICLE 1

PURCHASE AND SALE

1.1 Agreement to Purchase and Sell.  In consideration of the representations, warranties and agreements contained in or made pursuant to this Agreement, Seller hereby (a) agrees to assign, transfer, convey and deliver to Purchaser, and Purchaser agrees to accept the assignment, transfer and conveyance to it of the Interest, together with the Preferred Return related thereto in accordance with the Operating Agreement, and Purchaser agrees to assume all of the obligations of Seller with respect to the Interest as of the Closing Date and (b) agrees to sell, assign, transfer and convey or cause the sale, assignment, transfer or conveyance to Purchaser, and Purchaser hereby agrees to purchase and accept the sale, assignment, transfer and conveyance to it of the Unreturned Capital Balance.

1.2 Purchase Price.  Upon the terms and subject to the satisfaction of the conditions contained herein, in consideration of the aforesaid sale, assignment, transfer and conveyance of the Interest, the Unreturned Capital Balance and the Preferred Return, Purchaser will pay to Seller an aggregate price of [______________] Dollars ($_________), calculated on the basis of (a) Five Hundred Thousand and No/100 Dollars ($500,000.00) per percentage of membership interest in Sunrise transferred to Purchaser, (b) an amount equal to the Unreturned Capital Balance and (c) an amount equal to the unpaid Preferred Return accrued on the Unreturned Capital Balance through the date immediately preceding the Closing Date, as set forth opposite the name of Seller on Exhibit A, on the terms and conditions set forth herein.

1.3 Closing.  Subject to the satisfaction or waiver of each of the conditions precedent to the Closing set forth in Article 4 by the party for whose benefit such conditions precedent exist, the closing of the transactions contemplated hereunder (the “Closing”) shall take place on July 24, 2008 (the “Closing Date”), at 10:00 a.m. at the offices of Morgan, Lewis & Bockius LLP, 300 South Grand Avenue, 22nd Floor, Los Angeles, California 90071, or at such other time and place as mutually agreed upon between Purchaser and Seller.

1.4 Closing Deliveries.

(a) At the Closing, Seller will deliver, or cause to be delivered to Purchaser:

(i)   (A) (x) The certificate representing the Interest or (y) the Affidavit of Lost Certificate (the “Affidavit”) in the form attached hereto as Exhibit B and (B) an applicable assignment in favor of Purchaser.

(ii) The Spousal Consent (the “Spousal Consent”), substantially in the form attached hereto as Exhibit C, executed by Seller’s spouse.

(b) At the Closing, Purchaser will deliver, or cause to be delivered to Seller:

(i) The Purchase Price.

(ii) A new certificate representing the Common Units retained by Seller, if any.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF SELLER

Seller hereby represents and warrants to Purchaser as follows:

2.1 Authority; Binding Obligations.  Seller has the full legal capacity and authority to enter into this Agreement and has entered into this Agreement as its own free act.  This Agreement (a) has been duly executed and delivered by Seller and (b) assuming the due execution and delivery thereof by the other parties hereto and thereto, constitutes legal, valid and binding obligations of Seller, enforceable in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws in effect from time to time relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

2.2 Title; Liens.  Except as set forth on Schedule 2.2 hereto, Seller is the owner of the Interest, the Unreturned Capital Balance and the Preferred Return, free and clear of all liens, pledges and encumbrances, other than those restrictions imposed by applicable federal and state securities laws.  At the Closing, Seller will deliver, or cause to be delivered to Purchaser good and valid title to the Interest, the Unreturned Capital Balance and the Preferred Return, free and clear of all liens, pledges or encumbrances, other than those restrictions imposed by applicable federal and state securities laws.

2.3 No Bankruptcy.  No voluntary proceeding or petition has been instituted by Seller and no proceeding has been instituted or, to Seller’s knowledge, been threatened to be instituted against Seller under the bankruptcy laws of the United States or any other country or any political subdivision thereof.  Seller has not made any assignment of any assets or properties for the benefit of creditors, consented to the appointment of a receiver or trustee for any assets or properties, been adjudicated bankrupt or made a bulk sale or taken any action which contemplates the making of a bulk sale.  No court has entered any order appointing a receiver or trustee for any assets or properties of Seller or has assumed the custody of or sequestered any assets or properties of Seller and no attachment has been made on any assets or properties of Seller.

2.4 Independent Decision to Sell.  Seller acknowledges that he or she has independently and without reliance upon Purchaser made its own analysis and decision to sell the Interest, the Unreturned Capital Balance and the Preferred Return to Purchaser.  Seller further acknowledges that Purchaser may possess material non-public information not known to Seller regarding or relating to Sunrise, and Seller acknowledges that it has not requested such information and agrees that the Purchaser shall have no liability whatsoever (and Seller hereby waives and releases all claims which it would otherwise have) with respect to the non-disclosure of such information either prior to the date hereof or subsequent hereto.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser hereby represents and warrants to Seller as follows:

3.1 Organization; Due Authorization.  Purchaser is a corporation duly formed, validly existing and in good standing under the laws of the State of Colorado.  This Agreement (a) has been duly authorized, executed and delivered by Purchaser and (b) assuming the due execution and delivery thereof by the other parties thereto, constitutes legal, valid and binding obligations of Purchaser, enforceable in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws in effect from time to time relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

ARTICLE 4

CLOSING CONDITIONS

4.1 Conditions to Purchaser’s Obligations.  The obligation of Purchaser to purchase the Interest, the Unreturned Capital Balance and the Preferred Return pursuant to this Agreement is subject to the satisfaction prior to or on the Closing Date of the following conditions, any of which may be waived in whole or in part by Purchaser:

(a) The representations and warranties of Seller contained herein shall be true and correct in all material respects as of the Closing Date with the same effect as though made on the Closing Date.

(b) Seller shall have performed and complied with all agreements, obligations and covenants contained herein.

(c) Seller shall have delivered (i) either (A) the certificate representing the Interest or (B) the Affidavit, and (ii) an assignment in accordance with Section 1.4(a)(i).

(d) Seller shall have delivered the Spousal Consent in accordance with Section 1.4(a)(ii).

(e) Between the date hereof and the Closing Date, there shall have been no material adverse change in the business, financial condition or operations of Sunrise.

4.2 Conditions to Seller’s Obligations.  The obligation of Seller to sell the Interest, the Unreturned Capital Balance and the Preferred Return pursuant to this Agreement is subject to the satisfaction prior to or on the Closing Date of the following conditions, any of which may be waived in whole or in part by Seller:

(a) The representations and warranties of Purchaser contained herein shall be true and correct in all material respects as of the Closing Date with the same effect as though made on the Closing Date.

(b) Purchaser shall have delivered the Purchase Price.

ARTICLE 5

MISCELLANEOUS

5.1 Termination.  This Agreement and the transactions contemplated hereby may be terminated at any time prior to the Closing Date:

(a) by mutual written consent of the parties hereto;

(b) by Purchaser, if (i) Seller fails to comply in any material respect with any of its covenants or agreements contained herein, (ii) any of the representations and warranties of Seller set forth in Article 2 hereof is breached or is inaccurate in any material respect, or (iii) if there is any material adverse change in the business, financial condition or operation of Sunrise, including, but not limited to Sunrise’s operation of the Carlisle Mine.

(c) by Seller, if (i) Purchaser fails to comply in any material respect with any of its covenants or agreements contained herein, or (ii) any of the representations and warranties of Purchaser set forth in Article 3 hereof is breached or is inaccurate in any material respect.

In the event of termination of this Agreement pursuant to Sections 5.1(b) or 5.1(c), the party entitled to terminate shall provide written notice to the other parties and this Agreement shall terminate and the transactions contemplated hereby shall be abandoned without further action by any party.

5.2 Notices.  All notices, requests and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given to such party at its address or facsimile number set forth below, or such other address or facsimile number as such party may hereafter specify for the purpose to the party giving such notice.  Each such notice, request or other communication shall be effective (a) if given by facsimile, when such facsimile is transmitted to the facsimile number specified in this Section and the appropriate electronic confirmation is received, or, (b) if given by overnight mail, 72 hours after such communication is deposited with an overnight courier, addressed as aforesaid, or (c) if given by any other means, when delivered at the address specified in this Section.

If to Seller, to:

[______________]

[______________]

Tel:

Fax:

If to Purchaser, to:

Hallador Petroleum Company

1660 Lincoln Street, Suite 2700

Denver, Colorado  80264

Attn:  Victor P. Stabio

Tel:  (303) 839-5506

Fax:  (303) 832-3013

with a copy to:

Morgan, Lewis & Bockius LLP

300 South Grand Avenue

22nd Floor

Los Angeles, California 90071

Attn: Ingrid A. Myers

Tel:  (213) 612-2500

Fax:  (213) 612-2501

5.3 Further Assurance.  From time to time, Seller and Purchaser agree to execute such instruments and documents and take such action as may be reasonably necessary or appropriate to carry out the provisions of this Agreement and the intentions of the parties as expressed herein.

5.4 Entire Agreement.  This Agreement together with any exhibits or schedules attached hereto and any other agreements and documents executed and delivered in connection herewith and therewith, constitute the entire agreement by and between the parties and supersedes any prior understandings, agreements or representation by or between the parties, written or oral, to the extent they have related in any way to the subject matter hereof.

5.5 Amendments and Modifications.  This Agreement may be amended or modified only by an instrument in writing duly executed by the parties hereto.

5.6 Successors and Assigns.  All the terms and conditions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, that neither party may assign any of its rights, benefits, interest or obligations under this Agreement without the prior written consent of the other party hereto, except as otherwise permitted in this Section 5.6.  Purchaser’s rights or interests under this Agreement may be assigned at any time, to any affiliate of Purchaser, including, without limitation, to Sunrise.

5.7 Benefits.  Except as otherwise specifically provided herein, nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

5.8 GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF INDIANA WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.

5.9 Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

5.10 Headings.  The captions and section headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

5.11 Counterparts.  This Agreement may be executed in two or more counterparts, each of which, when executed and delivered to the other party, shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.12 Entire Agreement.  This Agreement constitutes the entire agreement and understanding among the Parties with respect to the subject matter hereof and thereof and supersedes the Purchase and Sale Agreement dated as of [_______], 2008 in its entirety, and any and all prior agreements and understandings, written or oral, relating to the subject matter hereof.

* * *

DB2/20755110.1

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

SELLER: SSN:

PURCHASER: HALLADOR PETROLEUM COMPANY a Colorado corporation By: Name: Title:

{Signature page to Purchase and Sale Agreement}
DB2/20755110.1

Exhibit A

MEMBER BUYOUT SUMMARY

{see attached}

DB2/20755110.1

[Missing Graphic Reference]

DB2/20755110.1

Exhibit B

FORM OF AFFIDAVIT OF LOST CERTIFICATE

The undersigned (“Declarant”) hereby makes the following declaration of facts and undertakes the following covenants for the benefit of SUNRISE COAL, LLC (the “Company”):

1. Declarant was the lawful owner of membership interests in the Company constituting [___]% of the Company (the “Securities”) represented by Membership Certificate No. [___] of the Company (the “Certificate”).

2. As of [_______________], Declarant was entitled to the full and exclusive possession of the Certificate.

3. The Certificate is lost and Declarant has made or caused to be made diligent search for the Certificate and has been unable to find or recover it.  Declarant agrees immediately to surrender the original Certificate to the Company if they at any time hereafter come into the possession or control of the Declarant.

4. On [____________], Declarant entered into that certain Amended and Restated Purchase and Sale Agreement (the “Agreement”) whereby Declarant sold to Hallador Petroleum Company (“Hallador”), [___]% of the Securities, constituting [___]% of the membership interests in the Company (the “Purchased Securities”).

5. Declarant agrees, for itself, and his successors and assigns, to fully and completely reimburse, hold harmless, indemnify and defend the Company from and against any and all claims, damages, losses, liabilities and expenses, including reasonable attorneys’ fees, which may be incurred, directly or indirectly, by the Company in connection with the presentment to the Company of the Certificate by any person, firm, partnership, corporation or other entity other than Hallador (collectively, the “Third Party”), whether or not the Third Party is a holder in due course, from and after the date hereof.

6. Declarant hereby requests that the Company accept this Affidavit of Lost Certificate and issue to Hallador a certificate representing the Purchased Securities.

Declarant declares that the matters set forth in this document are true and correct of Declarant’s own knowledge.

Signed effective as of this [___] day of [________], 2008.

__________________________________________

[Name of member]

DB2/20755110.1

Exhibit C

FORM OF SPOUSAL CONSENT

I, [                                ], declare:

I am the spouse of [____________], and acknowledge that I may have an interest in the issued and outstanding membership interests of Sunrise Coal, LLC, an Indiana limited liability company (the “Company”), the Unreturned Capital Balance and the Preferred Return.

I have read and understand the Amended and Restated Purchase and Sale Agreement, dated as of the date hereof (the “Agreement”) and acknowledge that [__________] is a party thereto.  Capitalized terms used and not defined herein will have the meaning provided in the Agreement.

To whatever extent I have a marital property or other interest in the membership interests of the Company, the Unreturned Capital Balance or the Preferred Return, I hereby consent to the provisions of the Agreement and agree to abide by its terms and conditions.

I have been advised to secure counsel of my own choosing to represent me in connection with this matter and acknowledge that the provisions of the Agreement have been fully explained to me by my counsel or I have declined to retain counsel.

I have carefully read the Agreement and am fully aware of the content of the Agreement and its legal effect.

I acknowledge that the Spousal Consent shall be attached to the Agreement and made a part thereof.

Dated:  [                                           ]

[                                ]

DB2/20755110.1

Schedule 2.2

Title; Liens

{to be completed by Seller, if none state “None”}